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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 12, 2007

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               000-50916                                 41-1368898
        (Commission File Number)            (I.R.S. Employer Identification No.)

           299 MARKET STREET
            SADDLE BROOK, NJ                               07663
(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 12, 2007, the registrant issued a press release announcing the results of operations for its third quarter ended February 28, 2007. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          Exhibit 99.1 Press Release issued on April 12, 2007, furnished pursuant to Item 2.02 of Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        PEOPLES EDUCATIONAL HOLDINGS, INC.
                                        (Registrant)


                                        By: /s/ Brian T. Beckwith
                                            ------------------------------------
                                        Name: Brian T. Beckwith
                                        Title: President and Chief Executive
                                               Officer

Date: April 12, 2007


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